                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                     PARK PLACE ENTERTAINMENT CORPORATION
----------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the
                             Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                        [PARK PLACE ENTERTAINMENT LOGO]

                      PARK PLACE ENTERTAINMENT CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   YEAR 2000

I cordially invite you to attend our Annual Meeting of Stockholders for the year 2000.

PLACE:              Paris Las Vegas
                   Las Vegas, Nevada

TIME:               Friday, May 12, 2000
                   10:00 A.M.

ITEMS OF BUSINESS:   - To elect three directors.

                   - To approve and ratify amendments to the 1998 Independent
                     Director Stock Option Plan.

                   - To approve and ratify the Executive Incentive Plan.

                   - To conduct any other business properly before the Board.

RECORD DATE:        You can vote if you are a stockholder of record as of the
                    close of business on March 17, 2000.

STOCKHOLDER LIST:    A list of stockholders eligible to vote at the Annual
                     Meeting of Stockholders will be available for inspection at the annual meeting and at least ten days prior to the annual meeting in the executive offices of Paris Las Vegas during regular business hours.

PROXY VOTING:        Your vote is important. Whether you plan to attend the
                     annual meeting or not, please complete, date, and sign the accompanying proxy card as soon as possible and return it promptly to Norwest Shareholder Services in the envelope provided, or use our 24-hour a day telephone or internet voting options.

ITEMS ENCLOSED IN THIS MAILING:

                 - Proxy Statement, containing information about Park Place and this annual meeting.

                 - Annual Report to Stockholders containing information about our past year's business, including our audited financial statements.

                 - Proxy card with voting information and return envelope.

                                          Sincerely,
                                          By Order of the Board of Directors:

                                          /s/ Clive S. Cummis

                                          Clive S. Cummis,

March 31, 2000                                Secretary

Las Vegas, Nevada                             Park Place Entertainment
Corporation

                        [PARK PLACE ENTERTAINMENT LOGO]

                                PROXY STATEMENT
                      PARK PLACE ENTERTAINMENT CORPORATION
                           3930 HOWARD HUGHES PARKWAY
                            LAS VEGAS, NEVADA 89109

    This Proxy Statement is solicited by the Board of Directors of Park Place Entertainment Corporation and is being furnished to the stockholders of Park Place in connection with its annual meeting of stockholders to be held at Paris Las Vegas in Las Vegas, Nevada on May 12, 2000 at 10:00 A.M. local time, and at any adjournments of that meeting.

           QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

WHAT AM I BEING ASKED TO VOTE ON?

    ITEM ONE:      The election of three directors to the Board of Directors.

    ITEM TWO:      The approval and ratification of amendments to the 1998
                   Independent Director Stock Option Plan.

    ITEM THREE:    The approval and ratification of the Executive Incentive
                   Plan.

WHAT CONSTITUTES A QUORUM FOR PURPOSES OF VOTING?

    A majority of the outstanding shares of common stock, represented either in person or by proxy at the meeting, will constitute a quorum for the transaction of business. As of the record date on March 17, 2000, we had 305,207,609 shares of common stock outstanding, which constitutes all of the outstanding voting securities of Park Place. The proxy card provides space for you to approve, disapprove, or abstain from each of the three items above.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH ITEM?

    The affirmative vote of a plurality of the votes cast by holders of shares of common stock is required for the election of directors. Approval of the amendments to the 1998 Independent Director Stock Option Plan and approval of the Executive Incentive Plan each require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the meeting (with no effect being given to abstentions).

    BROKER VOTING: Under the rules of the New York Stock Exchange, the election of directors, approval of the amendments to the 1998 Independent Director Stock Option Plan, and approval of the Executive Incentive Plan are all considered to be "routine" matters upon which brokerage firms may vote in their discretion on behalf of their customers, if their customers have not furnished voting instructions within a specified period prior to the annual meeting.

HOW MANY VOTES DO I HAVE?

    Each share of Park Place common stock that you own entitles you to one vote. The proxy card shows the number of shares that you owned as of the record date for voting, which is March 17, 2000.

HOW DO I VOTE?

    You may vote by proxy card, by telephone, by internet, or you may vote in person at the annual meeting. We encourage you to vote in advance by proxy, telephone, or internet--even if you do plan to attend the meeting.

    BY PROXY: To vote by proxy, you should complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. One of the individuals named on your proxy card (your "proxy") will vote your shares as you direct on your proxy card. If you do not make specific selections, your proxy will vote your shares as recommended by the current Board of Directors, in this manner:

    - "FOR" the election of all three director nominees;

    - "FOR" the approval and ratification of the amendments to the 1998 Independent Director Stock Option Plan;

    - "FOR" the approval and ratification of the Executive Incentive Plan.

    BY TELEPHONE: We have established a toll-free 800 number which is printed on your proxy card. You can use any touch-tone telephone to vote your proxy
24 hours a day, 7 days a week. The instructions in the message will ask you to enter our 3-digit Company Number and your personal 7-digit Control Number, both of which are printed on your proxy card.

    BY INTERNET: We have established a secure web page where you can also vote 24 hours a day, 7 days a week. The web page address is listed on your proxy card. The website will ask you to enter our 3-digit Company Number and your personal 7-digit Control Number, both of which are printed on your proxy card. The website will identify how many shares you are entitled to vote and create a ballot for you to vote and send by e-mail to us.

CAN I REVOKE MY PROXY AFTER I HAVE SENT IT IN?

    Yes. If you return your proxy card to us, or if you vote by telephone or internet proxy, you may revoke your vote at any time before the meeting. You may revoke it in any of the following ways:

    - You may attend and vote in person at the meeting, which automatically revokes any previously received proxy vote from you.

    - You may send in a later-dated proxy card, or vote again by mail or internet proxy. This will automatically revoke your earlier vote.

    - You may notify the Secretary of the company that you wish to revoke your previously mailed proxy card, your telephone proxy or your internet proxy. This must be done in writing and sent to his attention at this address:

                             Clive S. Cummis, Secretary
                             Park Place Entertainment Corporation
                             3930 Howard Hughes Parkway
                             Las Vegas, Nevada 89109

WHAT IF MY SHARES ARE HELD IN THE NAME OF MY BROKER, BANK, OR ANOTHER
  INSTITUTION?

    You may vote now by mailing in the enclosed proxy card, or by using our telephone or internet proxy voting. If you want to vote in person at the meeting, you must bring to the meeting an account statement or a letter from your institution indicating that you were the beneficial owner of the shares on March 17, 2000, the record date for voting.

WHAT IF I OWN SHARES THROUGH PARK PLACE'S EMPLOYEE STOCK PURCHASE PLAN?

    If you are a Park Place employee participating in the company's Employee Stock Purchase Plan, you may be receiving this proxy material because of shares held for you in that plan. In that case, you may use the enclosed proxy card, telephone, or internet proxy to direct the plan trustees how to vote your shares. They are required to vote in accordance with your instructions. The trustees will vote all shares held in the plan. They will vote any shares for which they DO NOT receive instructions in the same proportion as they vote the shares for which they DO receive instructions.

HOW CAN I REVIEW THE COMPANY'S ANNUAL 10-K?

    The annual report of the company on Form 10-K, including the financial statements and the schedules thereto, will be furnished without charge to any beneficial owner of securities entitled to vote at this annual meeting. You may request a copy by representing that you were a beneficial owner of the company's securities as of March 17, 2000 in writing addressed to:

                             Geoffrey Davis
                             Vice President of Corporate Communications
                             Park Place Entertainment
                             3930 Howard Hughes Parkway
                             Las Vegas, NV 89109

    Additional information about us can be accessed through our 24-hour investor relations service. You may call toll-free 877-PPE-NYSE (877-773-6973) or visit WWW.PARKPLACE.COM to obtain the latest Park Place news and stock price information, or to request information by email, fax or postal mail delivery.

                                     ITEM 1
                             ELECTION OF DIRECTORS

    Our Board of Directors currently consists of twelve members, although the Board has the authority to establish its membership at between one and twenty members. Eight members of the current board are outside directors. The directors are divided into three classes with staggered terms of office. There are currently four directors in each class. The term of office of the first class expires at this annual meeting in 2000. The term of the second class expires at the annual meeting of 2001 and the term of the third class expires in 2002.

    At each annual meeting beginning with this one, one class of directors will be elected to three-year terms. Each director elected at this meeting will hold office until the annual meeting in 2003 or until his or her successor has been elected. If any director resigns, dies, or is otherwise unable to serve out his term, the Board may fill such vacancy until the next annual meeting.

    The four directors whose terms expire at this meeting are CLIVE S. CUMMIS, ERIC M. HILTON, BARBARA BELL COLEMAN, and LYLE BERMAN. Mr. Berman was not nominated for re-election due to the Board's concern with his conflicting business interests. The Board has elected not to fill his position at this time, which will reduce the total number of directors to eleven after this annual meeting. The Board has nominated the other three directors for re-election. The nominees have been selected on the basis of their exemplary service as current directors, their integrity and independence, their understanding of our business environment, and their willingness to devote substantial time to Board duties. For biographical information about each of these nominees, please see "Information About Directors and Executive Officers" beginning on page 10.

THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THESE NOMINEES:

                             CLIVE S. CUMMIS
                             ERIC M. HILTON
                             BARBARA BELL COLEMAN

                                     ITEM 2
                   APPROVAL AND RATIFICATION OF AMENDMENTS TO
                  1998 INDEPENDENT DIRECTOR STOCK OPTION PLAN

    Stockholders are asked to ratify amendments made by the Board of Directors to the 1998 Independent Director Stock Option Plan (the "Director Plan"). The Director Plan was approved by stockholders in November 1998 with 65,000 total shares authorized for issuance. The plan provides for the grant of stock options to purchase shares of Park Place common stock to our non-employee independent directors. The Director Plan is administered by our full Park Place Board, acting by a majority of its members.

    The plan provides the Board full authority to grant Stock Options. Each independent director is to automatically receive options to purchase 2,000 shares upon his or her initial appointment to the Board, and options to purchase 2,000 shares at each annual meeting thereafter during the director's term of service. The Board of Directors approved amendments to the plan in January 2000, subject to stockholder approval, which increase to 600,000 the total shares authorized for issuance. The Board also approved amendments which provide for an automatic grant of 50,000 options to purchase shares of common stock to each independent director, which will vest over a four year period. These options were granted in January, subject to stockholder approval and continuing service as an independent director on the day after the annual meeting. The Board of Directors believes that the amendments to the plan will allow the interests of non-employee directors to be more closely aligned with our stockholders through greater equity participation and ownership in the company. It will ensure that the compensation of our directors is closely aligned with the performance of Park Place, and will assist Park Place in attracting and retaining well-qualified individuals to serve as independent directors. We believe it is in the best interests of Park Place and its stockholders to ratify and approve the amendments to the Director Plan.

                      PARK PLACE ENTERTAINMENT CORPORATION
                  1998 INDEPENDENT DIRECTOR STOCK OPTION PLAN

    The following table sets forth the number of Park Place options to purchase common stock granted to the independent directors and the group identified below under the amendments to the Director Plan, and the total number of options held by each independent director after the grant.

                                                                          NUMBER OF UNITS       TOTAL
                                                                        (OPTIONS TO PURCHASE   OPTIONS
DIRECTOR AND POSITION                                 DOLLAR VALUE(1)     COMMON STOCK)(2)     HELD(3)
---------------------                                 ---------------   --------------------   --------
Barbara Bell Coleman................................            --              50,000          52,000
A. Steven Crown.....................................            --              50,000          56,000
Barron Hilton.......................................            --              50,000          52,000
Eric Hilton.........................................            --              50,000          52,000
Gen. P.X. Kelley (Ret.).............................            --              50,000          50,000
Ken Looloian........................................            --              50,000          52,000
Rocco Marano........................................            --              50,000          52,000
Gilbert L. Shelton..................................            --              50,000          52,000
                                                         ---------             -------         -------
Non-Executive Director Group Total..................            --             400,000         418,000

------------------------

(1) The dollar value to each person is not determinable and will be based upon the trading price of Park Place common stock on the date of exercise.

(2) Granted on January 13, 2000, subject to stockholder approval.

(3) Includes options previously granted.

DIRECTOR PLAN HIGHLIGHTS

    Certain material features of the Director Plan, as amended, are summarized below. This summary is subject to the full statement of the Director Plan, a copy of which is attached as Exhibit A to this Proxy Statement, marked to reflect the amendments.

PURPOSE.

    The purpose of the Director Plan is to give Park Place a competitive advantage in attracting, retaining and motivating non-employee directors and to provide Park Place and its subsidiaries with a stock plan providing incentives more directly linked to the profitability of Park Place's business and increases in shareholder value. Under the Director Plan, only non-incentive stock options are made available for grant.

ADMINISTRATION.

    The Director Plan is administered by the full Park Place Board, acting by a majority of its members.

SHARES SUBJECT TO THE DIRECTOR PLAN.

    Subject to adjustment as set forth in the Director Plan, the total number of shares of Park Place common stock reserved and available for grant under the Director Plan is 600,000. If an option expires or terminates for any reason during the term of the Director Plan and prior to the exercise thereof in full, the shares of Park Place common stock subject to, but not delivered under, such option shall be available for options thereafter granted under the Director Plan.

    In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of Park Place, any reorganization, or any partial or complete liquidation of Park Place, the number, exercise price and kind of shares that are subject to outstanding options will be adjusted in such manner and to such extent, if any, as the Park Place Board in its absolute discretion may deem appropriate in such circumstances.

ELIGIBILITY.

    Participation in the Director Plan is limited to independent directors of Park Place who are not employees of Park Place or any subsidiary thereof.

OPTION PRICE.

    The option price per share of Park Place common stock will equal 100% of the fair market value of the Park Place common stock on the date of grant.

OPTION GRANTS.

    The Director Plan provides for an automatic grant of an option to purchase 50,000 shares to each person serving as an independent director on the day after this annual meeting. Each future independent director will receive an automatic option to purchase 50,000 shares upon his or her initial appointment to the Park Place Board of Directors. The amendments to the Director Plan, if approved, will not affect options to purchase shares previously granted to our independent directors, nor does it restrict the Board from making future discretionary grants.

TERM AND EXERCISE OF OPTIONS.

    The term of each stock option shall be ten years from the date of grant. The options will become vested and exercisable in five equal annual installments of 10,000 each, with the first 10,000 vesting on the date of the grant and an additional 10,000 vesting on each anniversary thereafter for the next four years. The vesting and exercise of the options are subject to earlier termination in the event that the optionee's service as an independent director terminates.

NONTRANSFERABILITY OF STOCK OPTIONS.

    Stock options are not transferable other than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order. During the lifetime of an optionee, a stock option is exercisable only by the optionee.

DEATH, DISABILITY, RETIREMENT OR TERMINATION OF DIRECTORSHIP.

    If an optionee's directorship terminates by reason of death, options may thereafter be exercised only to the extent they were exercisable at the time of death and may only be exercised within 12 months from the date of death, but in no event after the date of expiration of the option.

    If an optionee's directorship terminates by reason of disability, options may thereafter be exercised only to the extent they were exercisable at the time of such termination of directorship and only within 12 months from the date of such termination of directorship, but in no event after the date of expiration of the option.

    If an optionee's directorship terminates by reason of retirement, options may thereafter be exercised only to the extent they were exercisable at the time of such termination of directorship and only within 24 months from the date of such termination of directorship, but in no event after the date of expiration of the option.

    If an optionee incurs a termination of directorship for any reason other than death, disability or retirement, options may thereafter be exercised only to the extent they were exercisable at the time of such termination of directorship, and only within three months from the date of such termination of directorship, but in no event after the date of expiration of the option.

    If an optionee incurs a termination of directorship at or after a Change in Control of Park Place, other than by reason of death, disability or retirement, any option held by such optionee shall be exercisable for the lesser of (1) six months and one day from the date of such termination of directorship, and
(2) the balance of such option's term.

CHANGE IN CONTROL CASH-OUT.

    Unless the Park Place Board provides otherwise at the time of grant, during the 60-day period following a Change in Control of Park Place, the optionee shall have the right to surrender all or part of the option, regardless of whether the option is fully exercisable, in exchange for a cash payment by Park Place equal to the excess of the Change in Control Price (as defined in the Director Plan) per share of Park Place common stock over the exercise price per share, multiplied by the number of shares which the optionee has elected to cash out; provided, however, under certain circumstances, the Park Place Board may elect to substitute for such cash payment Park Place common stock with a Fair Market Value (as defined in the Director Plan) equal to the cash that would otherwise be payable.

TERMINATION.

    The term during which options may be granted under the Director Plan expires ten years after the effective date of the Director Plan, unless sooner terminated by the Park Place Board. Such termination has no effect on options then in effect.

EFFECTIVE DATE.

    Subject to approval by the stockholders, the amendments to the Director Plan shall be effective as of the date of the annual meeting and the approval of the amendments to the Plan.

TAX CONSEQUENCES.

    The federal income tax consequences of participation in the Director Plan are complex and subject to change.

    Nonqualified stock options granted under the Director Plan will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon exercise, the optionee will recognize ordinary income for federal and state, if any, income tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding. The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and will be characterized as long-term capital gain or loss if the shares have been held for more than one year at the date of their disposition.

    In general, there will be no federal income tax consequences to Park Place upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option,

Park Place will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise.

    The foregoing does not purport to be a complete description of the federal income tax aspects of the options. The above discussion is very general in nature and may omit certain information that may affect the tax computations of certain optionees. Optionees should, therefore, consult their own tax advisors with respect to any questions they may have regarding the above described matters, as well as any state and local tax consequences.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 2.

                                     ITEM 3
             APPROVAL AND RATIFICATION OF EXECUTIVE INCENTIVE PLAN

    The Compensation Committee of the Board of Directors has, under the authority granted to it by the Board of Directors, adopted an Executive Incentive Plan (the "Executive Plan"). The Executive Plan is being presented to stockholders for approval and ratification at this annual meeting. This summary is subject to the full text of the plan, which is attached to this Proxy Statement as Exhibit B.

    The Executive Plan is intended to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which governs the deductibility of compensation paid to certain executive officers. In order for a public company to deduct compensation in excess of $1 million paid to the chief executive officer or any of the four other most highly compensated officers in a fiscal year, such compensation must be paid pursuant to a plan which has been approved by stockholders and meets the other requirements of Section 162(m) of the Code.

    If this Executive Plan is adopted and ratified by the stockholders, the Compensation Committee will have the ability to award annual compensation in excess of $1 million to its executive officers which is deductible to the company under the provisions of the Executive Plan. If this Executive Plan is not approved, the company generally will not be able to deduct compensation awarded to any named executive officer in excess of $1 million. This Executive Plan does not limit the ability of the Compensation Committee to award additional discretionary bonuses or other forms of compensation to any of the executive participants, but merely provides the maximum dollar amount which would be deductible to Park Place.

    Only our Chief Executive Officer and four other most highly compensated executive officers are eligible to participate in the Executive Plan during a given performance period. For each performance period, the Compensation Committee will designate which executive officers will be participants in the Executive Plan and establish, in writing, the performance-based criteria for eligibility to receive incentive compensation under the Executive Plan. These criteria will include an objective computation formula for computing the amount of incentive compensation payable to each participant under the Executive Plan if the performance criteria are met. No participant's incentive compensation for any performance period under the Executive Plan will exceed five times the participant's annual base salary as in effect on the first day of the fiscal year.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 3.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

    The information set forth below is submitted with respect to the nominees for re-election, directors whose terms continue after this annual meeting, and executive officers who are not directors.

                                                                AGE                      TERM EXPIRES
                                                              --------                   ------------
STEPHEN F. BOLLENBACH, Chairman of the Board                     57                         2002

Mr. Bollenbach has served as Chairman of the Board of Park Place since
December 31, 1998. He has been President and Chief Executive Officer of Hilton Hotels Corporation since May 1996, and served as director, Executive Vice President and Chief Financial Officer of The Walt Disney Co. from
September 1995 until February 1996. He was President and Chief Executive Officer of Host Marriott Corporation from October 1993 until April 1995. Mr. Bollenbach is a director of Hilton Hotels Corporation, Kmart Corporation, Hilton Group PLC, Time Warner, Inc., and Catellus Development Corporation.

BARBARA BELL COLEMAN, Director                                   49                         2000

Ms. Bell Coleman has served as a director since January 15, 1999. She has been the President of BBC Associates LLC, an executive consulting firm serving businesses and philanthropic organizations, since 1998. From 1992 to 1998 she was President of the Amelior Foundation, a charitable organization.

A. STEVEN CROWN, Director                                        48                         2001

Mr. Crown has served as a director since December 31, 1998. He is General Partner of Henry Crown and Company, a holding company which includes diversified manufacturing operations, marine operations and real estate ventures. Mr. Crown is a director of Hilton Hotels Corporation.

CLIVE S. CUMMIS,                                                 71                         2000

Director, Executive Vice President, Secretary
Mr. Cummis has served in this capacity since November 2, 1998. He has been a director since December 4, 1998. Prior to joining us, Mr. Cummis was actively engaged as Chairman of the law firm of Sills Cummis Radin Tischman Epstein & Gross, which provided legal services to Hilton Hotels Corporation and continues to provide legal services to us. Mr. Cummis continues to be associated with the firm on a limited basis. He is a member of the President's Commission on White House Fellows.

ARTHUR M. GOLDBERG,                                              58                         2002

Director, President and Chief Executive Officer
Mr. Goldberg has served in this capacity since December 31, 1998. From December 1996 until December 31, 1998, he was Executive Vice President and President of Gaming Operations for Hilton Hotels Corporation, and served as Chairman and Chief Executive Officer of Bally Entertainment Corporation until December 1996. Mr. Goldberg is a director of Hilton Hotels Corporation, Bally Total Fitness Holding Corporation and First Union Corporation.

WILLIAM BARRON HILTON, Director                                  72                         2002

Mr. Hilton has served as a director since December 31, 1998. He has been Chairman of the Board of Hilton Hotels Corporation since February 1996, prior to which he served as Chairman of the Board and Chief Executive Officer of Hilton Hotels Corporation. William Barron Hilton and Eric Hilton are brothers.

                                                                AGE                      TERM EXPIRES
                                                              --------                   ------------
ERIC M. HILTON, Director                                         66                         2000

Mr. Hilton has served as a director since December 31, 1998. He was a director of Hilton Hotels Corporation and served as Vice Chairman of the Board of Hilton Hotels Corporation until March 1997. William Barron Hilton and Eric Hilton are brothers.

GEN. PAUL X. KELLEY, (Ret.), Director                            71                         2003

General Kelley has served as a Director since January, 2000. He has been a partner with the investment firm of J. F. Lehman & Company since 1998. From 1989 to 1998 he was Vice Chairman of Government Relations for Cassidy &
Associates, Inc. General Kelley served as Commandant of the Marine Corps and a member of the Joint Chiefs of Staff from 1983 until his retirement in 1987. He holds directorships on the boards of Saul Centers, Inc., Sturm, Ruger &
Company, Inc., UST, Inc, the Wackenhut Corporation, and Columbia Partners,
L.L.C.

J. KENNETH LOOLOIAN, Director                                    77                         2001

Mr. Looloian has served as a director since December 31, 1998. He is the Executive Vice President of DiGiorgio Corporation and a consultant.
Mr. Looloian also serves as a director of Bally Total Fitness Holding
Corporation.

ROCCO J. MARANO, Director                                        72                         2001

Mr. Marano has served as a director since December 31, 1998. He served as the Chief Executive Officer of Bell Corp and is the former Chairman of Blue Cross Blue Shield of New Jersey. He is currently a director of Computer Horizons Corporation and Teamstaff Corporation.

GILBERT L. SHELTON, Director                                     63                         2001

Mr. Shelton has served as a director since December 31, 1998. He is a private investor.

WALLACE R. BARR, Executive Vice President                        54

Mr. Barr has served in this capacity since December 31,1998. From January 1997 until December 31, 1998, he was Executive Vice President of Hilton Gaming Corporation. From June 1993 until December 1998, he served as Executive Vice President and Chief Operating Officer of Bally's Casino Holdings, Inc., during which time he was also the chief operating officer of Bally's Park Place and the Atlantic City Hilton Resort.

MARK R. DODSON, Executive Vice President                         37

Mr. Dodson has served in this capacity since December 31, 1998. He was Executive Vice President and Treasurer of Hilton Gaming Corporation from January 1998 until December 31, 1998, and Senior Vice President of Gaming Operations and Treasurer, Hilton Gaming Corporation from December 1996 until January 1998. He was Senior Vice President of Bally's Park Place from January 1996 until
December 1996, and Vice President of Development, Bally's Casino Holdings, Inc. from December 1994 until January 1996. Mr. Dodson served as Director of Corporate Development of Bally Entertainment Corporation from February 1993 until December 1994.

SCOTT A. LAPORTA                                                 37

Executive Vice President, Chief Financial Officer, and Treasurer
Mr. LaPorta has served in this capacity since December 31, 1998. He was Senior Vice President and Treasurer of Hilton Hotels Corporation from May 1996 to December 31, 1998, and previously served as Senior Vice President and Treasurer of Host Marriott Corporation.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The table below shows the amount of Park Place common stock owned by
(1) each of our directors, (2) each executive officer named in the Summary Compensation Table on page 18, and (3) all executive officers and directors as a group as of March 17, 2000. The "Options Exercisable" column includes only options exercisable within sixty (60) days after March 17, 2000 and does not include options proposed for stockholder ratification at this meeting. We had 305,207,609 shares of common stock outstanding on March 17, 2000.

                                                                  OPTIONS
NAME                                             SHARES OWNED   EXERCISABLE     TOTAL      APPROX. %
----                                             ------------   -----------   ----------   ---------
William Barron Hilton..........................   22,933,230         2,000    22,935,230      7.5%

Arthur M. Goldberg(1)..........................    2,304,738     8,157,160    10,461,898      3.3%

Stephen F. Bollenbach..........................       40,000     1,500,000     1,540,000        *

Lyle M. Berman.................................    3,894,844(3)  1,100,000     4,994,844      1.6%

A. Steven Crown................................    3,685,500(4)      6,000     3,691,500      1.2%

Gilbert L. Shelton.............................       20,000(5)      2,000        22,000        *

Rocco J. Marano................................       10,000         2,000        12,000        *

Clive S. Cummis(1).............................       12,600       125,000       137,600        *

J. Kenneth Looloian............................       10,500         2,000        12,500        *

Eric M. Hilton.................................        9,400         2,000        11,400        *

Barbara Bell Coleman...........................          700         2,000         2,700        *

Gen. Paul X. Kelley (Ret.).....................        2,000             0         2,000        *

Mark R. Dodson(2)..............................       30,515       157,500       188,015        *

Wallace R. Barr(2).............................       29,401       169,000       198,401        *

Scott A. LaPorta(2)............................        1,000       237,500       238,500        *
                                                 -----------    ----------    ----------     ----

All executive officers as a group..............   32,984,428    11,464,160    44,448,588     14.0%

------------------------

(1) Denotes Board member and Executive Officer

(2) Denotes Executive Officer

(3) Includes 82,500 shares of our common stock beneficially owned by Mr. Berman's spouse. Includes 45,615 shares of our common stock held by Berman Consulting Corporation, a corporation wholly owned by Mr. Berman. Also includes 15,000 shares of our common stock beneficially owned by a general partnership whose general partners include trusts for the benefit of the reporting person's children. The reporting person is not a trustee of the trusts. Mr. Berman disclaims beneficial ownership of the shares held by his spouse and by the general partnership.

(4) Includes 5,000 shares of our common stock beneficially owned by Mr. Crown's spouse. Mr. Crown is a partner of the Crown Fund, which owns 239,888 shares of our common stock. He is a director of the Arie and Ida Crown Memorial, a not-for-profit corporation which owns 894,272 shares of our common stock. Pines Trailer Limited Partnership owns 600,000 shares of Park Place common stock; Mr. Crown is a director, officer and shareholder of a corporation which is a partner in Pines Trailer Limited Partnership, and Mr. Crown is a partner in a partnership which is a partner in Pines Trailer Limited Partnership. Areljay, L.P. owns 1,935,340 shares of Park Place common stock; Mr. Crown is a director, officer, and shareholder of a corporation which is a partner in Areljay, L.P., and Mr. Crown is a beneficiary under a trust which is a partner in Areljay, L.P. Mr. Crown disclaims beneficial ownership of the shares held by The Crown Fund, The Arie and Ida Crown Memorial, Pines Trailer Limited Partnership and Areljay, L.P., except to the extent of his beneficial interest therein.

(5) Includes 20,000 shares owned jointly by Mr. Shelton and his spouse, Dr. Judy Shelton, a director of Hilton Hotels Corporation, over which shares Mr. Shelton shares voting and investment powers.

                              BENEFICIAL OWNERSHIP

    The table below shows the amount of Park Place common stock owned by each person who, in addition to the officers and directors listed above, to our knowledge beneficially owned more than 5% of our outstanding common stock on March 17, 2000.

NAME                                                    SHARES OWNED   APPROX %
----                                                    ------------   --------
Highfields Capital Management L.P.....................   17,989,720(1)   5.9%
  200 Claredon Street
  Boston, Massachusetts 02117
Conrad N. Hilton Fund.................................   16,498,736(2)   5.4%
  100 West Liberty Street
  Reno, Nevada 89501

------------------------

(1) The amount of common stock owned by Highfields Capital Management L.P. is based upon its filing of a Schedule 13F-HR with the Securities and Exchange Commission on February 14, 2000 for the period ended December 31, 1999.

(2) William Barron Hilton and Eric Hilton are two of the eleven directors of the Conrad N. Hilton Fund. They disclaim beneficial ownership of the shares owned by the Fund.

                             THE BOARD OF DIRECTORS

    Our Certificate of Incorporation provides for from one to twenty directors, the exact number to be determined from time-to-time by the Board of Directors. The Board currently has twelve members who are divided into three staggered classes. Due to the Board's decision not to fill Mr. Berman's expiring directorship at this time, the Board will consist of eleven members after this annual meeting.

    The Board of Directors oversees the business affairs of Park Place and monitors the performance of management. The Board is not involved in day-to-day operations, but keeps informed through its board and committee meetings, regular discussions with the executive officers, and by studying reports, materials, and presentations provided to them by both management and outside auditors.

    The Board met eight times in 1999. Each director attended more than 75% of all board meetings and more than 75% of the meetings of committees of which the director was a member, except General P.X. Kelley, who was not appointed to the Board until January 2000.

                            COMMITTEES OF THE BOARD

    The Park Place Board has four standing committees: (i) the Audit Committee,
(ii) the Compliance Committee, (iii) the Compensation Committee and (iv) the Nominating Committee.

AUDIT COMMITTEE

    The Audit Committee provides oversight of the accounting, auditing, internal control and financial reporting practices of Park Place. The committee reviews the independence of the independent auditors, recommends to the Park Place Board the engagement and discharge of independent auditors, reviews with the independent auditors their audit reports, their scope of review, their findings, and their recommendations. The committee reviews the scope and results of Park Place procedures for internal auditing, the adequacy of internal accounting controls, and directs and supervises special investigations. The committee meets both with and without management in attendance. The Audit Committee met five times in 1999.

COMPLIANCE COMMITTEE

    The Compliance Committee supervises Park Place's efforts to ensure that its business and operations are conducted in compliance with the highest standards applicable to it as a matter of legal and regulatory requirements as well as ethical business practices. In particular, the Compliance Committee is responsible for the establishment and implementation of Park Place's internal reporting system regarding compliance with regulatory matters associated with the company's gaming operations. The committee supervises the activities of the company's Compliance Officer and communicates on a periodic basis with gaming regulatory agencies on compliance matters. It reviews information and reports regarding the suitability of potential key employees of Park Place as well as persons and entities proposed to be involved in material transactions or relationships with Park Place. We believe that the involvement of the Board in this endeavor creates an environment in which integrity and honesty are clearly identified as a critical component of our corporate culture. The Compliance Committee met six times in 1999.

COMPENSATION COMMITTEE

    The Compensation Committee is comprised of outside directors and determines the salary, bonus, stock option and other compensation for executive officers of Park Place, as well as the overall employment and compensation practices of the company in general. It administers the 1998 Employee Stock Incentive Plan, including determining the persons to whom awards will be granted and the terms of the grants. The Compensation Committee reports to the Board of Directors regarding all its decisions concerning such awards. The Compensation Committee prepares an annual report in which it discusses the compensation of Park Place executives and the philosophy behind that compensation. This report begins on page 20. The Compensation Committee met five times in 1999.

NOMINATING COMMITTEE

    The Nominating Committee evaluates and recommends candidates to the Board of Directors to fill positions on the Board of Directors. It reviews on a continuing basis, and at least once a year, the structure of the Board to assure its continuity and to assure that the proper skills and experience are represented on the Board, and reviews any potential conflicts of Board members when a prospective Board member is being considered for election to the Board. The Nominating Committee met one time in 1999.

    The Nominating Committee will consider, in its usual deliberations, any stockholder recommendations for director positions sent to the Nominating Committee, c/o Clive S. Cummis, Secretary, Park Place Entertainment Corporation, 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

                         MEMBERSHIP OF BOARD COMMITTEES

                             ** DENOTES CHAIRPERSON

NAME                                            BOARD      AUDIT     COMPENSATION   COMPLIANCE   NOMINATING
----                                           --------   --------   ------------   ----------   ----------
Stephen F. Bollenbach........................      X**                                                X**
Arthur M. Goldberg...........................      X                                                  X
Clive S. Cummis..............................      X                                     X
Lyle A. Berman(1)............................      X                                     X
Barbara Bell Coleman.........................      X                        X
A. Steven Crown..............................      X          X             X            X**
Barron Hilton................................      X          X             X                         X
Eric Hilton..................................      X          X             X            X
J. Kenneth Looloian..........................      X          X             X**                       X
Rocco Marano.................................      X          X             X            X
Gilbert L. Shelton...........................      X          X**                        X            X
Gen. P.X. Kelley(2)..........................      X

------------------------

(1) Reflects Mr. Berman's Board and committee memberships until the expiration of his term on May 12, 2000.

(2) Gen. Kelley has not yet been appointed to committees.

HOW WE COMPENSATE DIRECTORS

    MONTHLY DIRECTORS' FEES. We compensate directors who are not employees of Park Place or its subsidiaries with a fee of $2,500 per month, which is $30,000 per year. We do not compensate our employees for service as a director.

    INDEPENDENT DIRECTORS. We grant each independent non-employee director an option to purchase 2,000 shares of Park Place common stock at the first meeting following the director's election to the Board. These options are exercisable immediately and expire in ten years. On the date of each annual meeting we grant an additional option to purchase 2,000 fully vested shares to each independent director.

    The Board has approved amendments to the 1998 Independent Director Stock Option Plan, which are presented for ratification by the stockholders at this annual meeting. The amendments grant an option to purchase 50,000 shares to each independent director, including those directors serving at the conclusion of this annual meeting. The options vest over a four-year period, provided the director remains on the Board. The amendments also provide for amending the Plan to eliminate the provision granting 2,000 options to each independent director at each annual meeting. Please see pages 5-9 for an in-depth discussion of these amendments and Exhibit A for a complete text of the amendments.

    MEETING FEES. We compensate non-employee directors with a fee of $1,000 for attendance at each board, committee, and annual meeting. We reimburse all employee and non-employee directors for travel and other related expenses related to their attendance at board meetings, committee meetings, annual meetings, and other Park Place business functions.

    INDEPENDENT DIRECTORS' RETIREMENT PLAN. Any independent director who retires after reaching age 65, and who has completed ten years of service as a director, is entitled to an annual retirement benefit. A director who previously retired as an officer of the company is not eligible for this plan. The benefit is equal to 100% of the director's average fees, which include meeting and committee attendance fees, for the 36 consecutive calendar months during which his director's fees were the highest. If a director dies prior to retirement, but after reaching age 65, the director's surviving spouse is entitled to an annual spouse's benefit equal to one-half the benefit the director would have received had the director retired on the date of death. The benefits under this plan are payable for a maximum of ten years. In the event a retired director dies prior to receiving ten annual payments, one-half of the annual benefit the director was receiving will be paid to the director's surviving spouse for the balance of the ten-year period.

    COMPENSATION COMMITTEE INTERLOCKS. William Barron Hilton, a non-executive chairman of Hilton Hotels Corporation, is a director and member of our Compensation Committee. Arthur M. Goldberg, an executive officer of Park Place, is a member of the board of directors of Hilton Hotels Corporation.

    J. Kenneth Looloian, an executive officer of DiGiorgio Corporation, is a director and member of our Compensation Committee. Arthur M. Goldberg, an executive officer of Park Place, is a member of the Compensation Committee of DiGiorgio Corporation. In 1999, DiGiorgio Corporation provided us administrative support services for which we paid $70,923.

                             EXECUTIVE COMPENSATION

EXECUTIVE EMPLOYMENT AGREEMENTS

    Park Place has entered into six employment agreements with executive officers and directors. The agreements are with Arthur M. Goldberg, Stephen Bollenbach, Clive S. Cummis, Wallace R. Barr, Mark R. Dodson, and Scott A. LaPorta. The key provisions of these agreements are outlined below.

    ARTHUR M. GOLDBERG. Park Place has an employment agreement with Arthur Goldberg for the period of December 31, 1998 through January 1, 2004, with successive automatic renewal periods of one year each, unless either Park Place or Mr. Goldberg elects not to renew. The agreement provides for the employment of Mr. Goldberg as the President and Chief Executive Officer of Park Place at a minimum annual base salary of $2,000,000. He is eligible for an annual bonus, with the ability to defer any compensation into his personal deferred compensation program (see below) or into the company's Executive Deferred Compensation Plan. The payment of any portion of salary and bonus which would not be deductible by Park Place on a current basis because of the $1 million limitation on deductible compensation required by Section 162(m) of the Code may be deferred, in the discretion of the Compensation Committee. If Mr. Goldberg's employment with Park Place is terminated: (1) by Park Place for reasons other than cause, disability, or by reason of Mr. Goldberg's death; or (2) by Mr. Goldberg for good reason, then Park Place will be required to pay
Mr. Goldberg his base salary for the balance of the term of the agreement. In addition, Park Place will provide Mr. Goldberg with all benefits due under any applicable employee benefit plans. If a termination occurs following a change of control of Park Place, then Mr. Goldberg will receive a lump-sum cash payment equal to 2.99 times the sum of his annual base salary and his annual bonus for the last full fiscal year ending during the term of the agreement (or, if higher, his annual bonus for the last full fiscal year prior to the change of control). Park Place will reimburse Mr. Goldberg for any excise tax incurred by him under Section 4999 of the Code on any payments paid by Park Place to Mr. Goldberg under the agreement or otherwise, which constitute "parachute payments" under Section 280G of the Code. Park Place will bear the cost of all income, excise and employment taxes imposed on any gross-up payment.

    DEFERRED COMPENSATION AGREEMENT. Hilton Hotels Corporation entered into a deferred compensation agreement with Mr. Goldberg on January 16, 1997. Park Place assumed the obligations under that agreement on December 31, 1998. The agreement provides for Park Place to pay Mr. Goldberg a lump sum payment of $2.4 million, plus accrued interest from the initial date of the agreement, within thirty days after the earlier of: (1) the last day of Park Place's taxable year in which Mr. Goldberg ceases to be an employee of Park Place; or
(2) the date upon which Park Place's
deduction with respect to all of his deferred salary is no longer limited under
Section 162(m) of the Code.

    STEPHEN BOLLENBACH. Park Place has an employment agreement with Stephen Bollenbach in which Mr. Bollenbach has agreed to serve as Chairman and advisor to the Park Place Board of Directors for the period December 31, 1998 through July 1, 2005. Under the agreement, Mr. Bollenbach is paid an annual base salary of $100,000 per year, is not entitled to receive a bonus, and is not entitled to receive any benefits provided to Park Place employees other than an annual vacation and reimbursement of expenses he may incur in providing his services under the agreement.

    CLIVE S. CUMMIS. Park Place has entered into an agreement with Mr. Cummis to serve as Executive Vice President, Law and Corporate Affairs and Secretary of the corporation for the period January 1, 1999 through December 31, 2002 at a minimum annual base salary of $650,000, with annual bonuses in the discretion of the Board.

    WALLACE R. BARR. Park Place has entered into an agreement with Mr. Barr to serve as Executive Vice President for the period March 15, 1999 through March 14, 2003 at a minimum annual base salary of $750,000, with annual bonuses in the discretion of the Board. Park Place maintains a $1.8 term life insurance policy on Mr. Barr during the term of his employment.

    MARK R. DODSON. Park Place has entered into an agreement with Mr. Dodson to serve as Executive Vice President for the period January 1, 1999 through January 16, 2003 at a minimum annual base salary of $500,000, with annual bonuses in the discretion of the Board. Park Place maintains a policy of term life insurance on Mr. Dodson in an amount two times his annual base salary during the term of his employment.

    SCOTT A. LAPORTA. Park Place has entered into an agreement with Mr. LaPorta to serve as Executive Vice President and Chief Financial Officer for the period January 1, 1999 through January 16, 2003 at a minimum annual base salary of $450,000, with annual bonuses in the discretion of the Board.

    ADDITIONAL PROVISIONS. Each of the above four employment agreements for Messrs. Cummis, Barr, Dodson and LaPorta also contains the following contractual provisions:

       TERMINATION. Park Place may terminate the executive at any time. If the executive is terminated without cause, the executive will be paid a lump sum amount equal to: (a) the greater of twenty-four months base salary or his base salary for the balance of the term, whichever is greater, plus
       (b) the greater of the average of the bonuses paid to the executive by Park Place for the three prior years or the amount of the bonus, if any, paid to the executive for the prior year. Additionally, all of the executive's stock options will become immediately vested and exercisable.

       CHANGE OF CONTROL. In the event of a change of control of Park Place, the executive is entitled to terminate his employment agreement and be paid a lump sum equal to one year's base salary. If a change of control results in a successor to Park Place terminating the executive without cause, the executive is entitled to be paid an amount equal to: (a) the greater of twenty-four months base salary or his base salary for the balance of the term, whichever is greater, plus (b) the greater of the average of the bonuses paid to the executive by Park Place for the three prior years or the amount of the bonus, if any, paid to the executive for the prior year. Additionally, all of the executive's stock options will become immediately vested and exercisable.

                           SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation paid to Park Place's Chief Executive Officer and each of its other four most highly compensated executive officers for services rendered during its fiscal years ended 1998 and 1999. The year 1998 was the company's first year of operations.

                            PARK PLACE ENTERTAINMENT
                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                 ANNUAL COMPENSATION                  COMPENSATION
                                        -------------------------------------   ------------------------
                                                                                RESTRICTED   SECURITIES
NAME AND PRINCIPAL                                              OTHER ANNUAL      STOCK      UNDERLYING       ALL OTHER
POSITION(1)                    YEAR      SALARY     BONUS(4)    COMPENSATION      AWARDS       OPTIONS     COMPENSATION(5)
-----------                  --------   ---------   ---------   -------------   ----------   -----------   ----------------
Arthur Goldberg............    1999     2,007,693   3,000,000           --            --       2,207,160(3)      68,751
  President and Chief          1998        N/A      1,000,000           --            --       4,950,000(3)     N/A
    Executive Officer          1998        N/A         N/A              --            --       6,000,000       N/A

Wallace Barr...............    1999       781,730     925,000           --            --         500,000        91,781
  Executive Vice President     1998        N/A        500,000           --            --          72,000(2)     N/A

Clive Cummis...............    1999       652,500   1,025,000                         --         500,000        16,846
  Executive Vice President,    1998        N/A             --           --            --              --       N/A
    Law and Corporate
    Affairs

Mark Dodson................    1999       501,913     850,000           --            --         500,000        57,255
  Executive Vice President     1998        N/A        275,000           --            --          55,000(2)     N/A

Scott LaPorta..............    1999       451,739     775,000           --            --         500,000        48,453
  Executive Vice President     1998        N/A        200,000           --            --         160,000(2)     N/A
    and Chief Financial
    Officer

------------------------------

(1) On December 31, 1998, Hilton Hotels Corporation completed a spin-off of all its gaming assets to Park Place. Messrs. Goldberg, Barr, Dodson and LaPorta each resigned their respective positions with Hilton and assumed their current positions with Park Place.

(2) On December 31, 1998, in connection with the spin-off of Hilton's gaming assets to Park Place, the common stock of Park Place was distributed to the holders of Hilton stock on a one-for-one basis. Each outstanding option to purchase a share of Hilton common stock was converted on that date into an option to purchase (1) one share of Hilton common stock and (2) one share of Park Place common stock. The exercise prices of such options were adjusted to preserve the intrinsic value thereof. These options reflect those conversions.

(3) On December 31, 1998, Mr. Goldberg converted all his existing options to purchase Hilton common stock into options to purchase Park Place common stock. The number and price of Park Place options granted, pursuant to Mr. Goldberg's employment agreement with Park Place, were to be adjusted to preserve the intrinsic value of his converted Hilton options on December 31, 1998. The 4,950,000 options granted in 1998 reflect that conversion. In 1999, upon review of the 1998 transaction, the Compensation Committee determined that further adjustment was necessary to adequately preserve the value of his converted Hilton options on December 31, 1998, and the 2,207,160 options granted in 1999 reflect that adjustment.

(4) Awards of annual bonuses are made by the Compensation Committee. All bonuses awarded, whether paid prior or subsequent to any fiscal year-end, are attributed in this table to the year in which they were earned.

(5) The amounts in this column represent (a) matching contributions made by the company for the named executives under the company's Executive Deferred Compensation Plan: Mr. Goldberg, $50,385; Mr. Barr, $64,237; Mr. Dodson, $38,889, and Mr. LaPorta, $32,587; (b) matching contributions made by the company for the named executives under the company's 401(k) Plan: $7,500 each for Messrs. Goldberg, Barr, and Dodson, and $5,000 each for Messrs. Cummis and LaPorta; and (c) the premium paid by the company with respect to disability and life insurance premiums: Mr. Goldberg, $10,866; Mr. Barr, $20,044; Mr. Cummis, $11,846; Mr. Dodson and Mr. LaPorta, each $10,866.

OTHER COMPENSATION

    We also provide certain perquisites and other personal benefits to executive officers, which constitute an insignificant percentage of their total compensation.

                               STOCK OPTION TABLE

    The following table sets forth information regarding all 1999 grants of stock options made to our named executive officers under our 1998 Employee Stock Option Plan. There are no stock appreciation rights.

                            PARK PLACE ENTERTAINMENT
                     OPTION GRANTS IN THE LAST FISCAL YEAR

                                                                                                 POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                                                                                                 ANNUAL RATES OF STOCK
                                                                                                PRICE APPRECIATION FOR
                                                   INDIVIDUAL GRANTS                                OPTION TERM(1)
                          -------------------------------------------------------------------   -----------------------
                          NUMBER OF     PERCENT OF
                          SECURITIES   TOTAL OPTIONS
                          UNDERLYING    GRANTED TO     EXERCISE OR   OPTION DATE
                           OPTIONS     EMPLOYEES IN    BASE PRICE      MARKET      EXPIRATION
NAME                       GRANTED      FISCAL YEAR      ($/SH)         VALUE         DATE          5%          10%
----                      ----------   -------------   -----------   -----------   ----------   ----------   ----------
Arthur Goldberg(2)......   877,364         12.6%         $10.56        $10.56       12/18/01    $1,081,838   $2,230,749
                           768,037         11.1%         $10.56        $10.56       12/18/02    $1,400,003   $2,959,295
                           561,759          8.1%         $10.56        $10.56       12/18/03    $1,371,872   $2,974,300
Wallace Barr............   500,000          7.2%         $ 6.50        $ 6.50       01/15/09    $2,043,908   $5,179,663
Clive Cummis............   500,000          7.2%         $ 6.50        $ 6.50       01/15/09    $2,043,908   $5,179,663
Mark Dodson.............   500,000          7.2%         $ 6.50        $ 6.50       01/15/09    $2,043,908   $5,179,663
Scott LaPorta...........   500,000          7.2%         $ 6.50        $ 6.50       01/15/09    $2,043,908   $5,179,663

------------------------------

(1) The amounts in the 5% and 10% columns represent the potential realizable value of these options at assumed rates of appreciation over the term of the option. These assumed rates are not intended to forecast the company's future stock performance. The actual value, if any, of stock option exercises will depend on the future performance of the company's common stock, as well as the executive's continued employment through the applicable vesting periods. There can be no assurance that the value, if any, ultimately realized by the executive will be at or near the values shown above.

(2) On December 31, 1998, Mr. Goldberg converted all his existing options to purchase Hilton common stock into options to purchase Park Place common stock. The number and price of Park Place options granted, pursuant to Mr. Goldberg's employment agreement with Park Place, were to be adjusted to preserve the intrinsic value of his converted Hilton options on December 31, 1998. In 1999, upon review of the 1998 transaction, the Compensation Committee determined that further adjustment was necessary to adequately preserve the value of his converted Hilton options on December 31, 1998, and these three grants totaling 2,207,160 options reflect that adjustment.

                        STOCK OPTION APPRECIATION TABLE

    The following table sets forth information concerning exercises of stock options by our named executive officers during the fiscal year ended
December 31, 1999, and the fiscal year-end value of unexercised stock options granted under the 1998 Employee Stock Option Plan. There are no stock appreciation rights.

                            PARK PLACE ENTERTAINMENT
    AGGREGATED OPTION EXERCISES IN 1999 AND DECEMBER 31, 1999 OPTION VALUES

                                                       NUMBER OF SECURITIES                VALUE OF UNEXERCISED,
                                                  UNDERLYING UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS AT
                                                       AT DECEMBER 31, 1999                 DECEMBER 31, 1999(1)
                         SHARES                 ----------------------------------   ----------------------------------
                       ACQUIRED ON    VALUE
NAME                    EXERCISE     REALIZED    EXERCISABLE       UNEXERCISABLE      EXERCISABLE       UNEXERCISABLE
----                   -----------   --------   --------------   -----------------   --------------   -----------------
Arthur Goldberg......         --         --       8,157,160          5,000,000        $28,719,409        $18,375,000
Wallace Barr.........         --         --          26,000            546,000        $    66,909        $ 3,092,364
Clive Cummis.........         --         --              --            500,000        $        --        $ 3,000,000
Mark Dodson..........         --         --          18,750            536,250        $    42,273        $ 3,064,546
Scott LaPorta........         --         --          97,500            562,500        $   279,893        $ 3,149,828

------------------------------

(1) Amount represents the difference between the market value of the securities at December 31, 1999 of $12.50, and the exercise price of "in-the-money" options.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee (the "Committee") of the Board of Directors is composed entirely of independent outside directors. The Committee is responsible for establishing and administering the compensation philosophy, policies and programs applicable to the executive officers of the company, including specific decisions regarding each executive officer's compensation.

    Park Place is largely dependent upon the judgment, initiative and effort of its executive officers for the successful conduct of its business. Therefore, the Committee's primary objective is to establish plans that will attract, retain, and motivate highly skilled and talented executives in a dynamic and competitive industry. This is accomplished through implementation of the following policies:

    - ensuring that executive compensation is competitive within the gaming industry as well as within other public companies of similar size, scope, and revenues;

    - providing incentives to executives to increase shareholder value, both in the short-term and in the long-term;

    - providing executives with a personal financial interest in the company similar to the interests of our stockholders;

    - linking executive compensation to company performance; and

    - reflecting the performance and contribution of each executive officer in the Committee's compensation determinations.

    Our executive officers are compensated through a combination of salary, performance bonuses, stock options, and a deferred compensation program.

SALARIES

    The company entered into employment agreements in December 1998 with our Chief Executive Officer and each of our other four executive officers which established minimum annual base salaries for each executive. All base salaries have been maintained at these minimum annual levels, although we review and evaluate each officer's salary annually. We compare our salaries with those of other public companies, gaming and non-gaming, of similar size, scope of operations, and revenues. We also consider each officer's performance and responsibility level, as well as the company's current financial condition and performance during the past fiscal year, such as growth in revenues, EBITDA, earnings per share, and strategic acquisition or disposition of assets.

PERFORMANCE BONUSES

    At the beginning of each performance period, the Committee establishes quantitative and qualitative performance objectives and the maximum potential bonus award for each executive officer, including the Chief Executive Officer. At the end of the performance period, the Committee determines the results achieved relative to such performance objectives and sets each executive officer's final award. For quantitative and qualitative performance in the fiscal 1999 performance period, the Committee established maximum bonus awards of 100% of salary based on achievement of its targeted EBITDA objective and achievement of subjective personal goals. Upon achievement of the company's targeted EBITDA, each executive officer, including the Chief Executive Officer, was awarded a quantitative and qualitative performance bonus of 100% of base salary. Additional awards were made by the Committee to executive officers, including the Chief Executive Officer, for exceptional achievement in the successful acquisition of Caesars World, Inc., and other gaming assets with minimum use of outside resources. The Committee believes that the acquisition of the Caesars World operations was a significant step towards implementing the long-term growth plans of the company and increasing shareholder value.

POLICY REGARDING DEDUCTIBILITY OF COMPENSATION FOR TAX PURPOSES

    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for non-performance based compensation over $1 million paid to the Chief Executive Officer and the four other most highly compensated executive officers. The Board is recommending for stockholder approval at this annual meeting a performance-based compensation plan that is intended to qualify certain compensation awarded pursuant to the plan for deductibility under Section 162(m) of the Code. Full discussion of this proposal is provided herein under "Item 3, Approval and Ratification of Executive Incentive Plan". In making compensation decisions, the Committee will take into account the effect of Section 162(m), while maintaining the flexibility to approve compensation arrangements that it deems to be in the best interests of the company and its stockholders but that may not always qualify for full tax deductibility.

STOCK OPTIONS

    Annual stock option grants are a critical component of the company's long-term executive compensation program by linking a major portion of executive financial interests to the performance of our stock. Options increase the executive's motivation and incentive to continue with the company and grow the value of its stock by providing the executive with the same opportunity to benefit from appreciation in the stock as do other stockholders. In 1999, pursuant to their employment agreements, we awarded options to purchase 500,000 shares of common stock to each of the four executive officers, excepting the Chief Executive Officer (see following paragraph). Options require further service by vesting over a four-year period in equal annual installments. The size of the option grants reflects the Committee's judgment as to the current and potential contribution of the individual executive officer, including the Chief Executive Officer, to the current and future growth and profitability of the company and to the creation of shareholder value.

CHIEF EXECUTIVE OFFICER STOCK OPTIONS

    Under his employment agreement, Mr. Goldberg was granted options to purchase 4,000,000 shares and 2,000,000 shares of common stock. The option on 4,000,000 shares vests in four equal annual installments beginning on December 31, 1999. The option on 2,000,000 shares does not vest or become exercisable until October 1, 2008; however, vesting and exercisability of this option will be 100% accelerated if, at any time prior to December 31, 2003, the closing price of Park Place common stock on the New York Stock Exchange on each of any seven consecutive trading days equals or exceeds $17.173. We believe this incentive to grow the value of our common stock recognizes the Chief Executive Officer's exceptional performance and contribution, which will benefit all owners of company common stock.

    At the time of the spin-off of Park Place from Hilton Hotels Corporation, holders of Hilton stock options were awarded an equivalent number of Park Place options. In order to assure the stockholders and the investment community of his emphasis on the long-term creation of shareholder value, Mr. Goldberg requested that all his outstanding options to purchase shares of Hilton common stock be converted into options to purchase shares of Park Place common stock. Therefore, the number of shares and the exercise price of such Park Place options were adjusted to preserve the intrinsic value of his Hilton options on December 31, 1998. The conversion resulted in a grant of options to purchase 7,157,160 shares of Park Place common stock to replace his Hilton options.

EXECUTIVE DEFERRED COMPENSATION PLAN

    Executive officers also may participate in a plan under which they may elect to defer any portion of their compensation in accordance with plan provisions. The company provides a matching contribution of 50% of the first 10% of compensation deferred by the executive. The executive's interest in the company's match vests at the rate of one-third per annum, with 100% acceleration in the event of death, permanent disability, change of control, or retirement at age 55 or thereafter.

COMPENSATION CONSULTANT

    Having just completed our first year of operations, the Committee has recently engaged a nationally known outside executive compensation expert with whom it will consult regarding the company's incentive compensation plans and the compensation levels of our executive officers, to ensure that they are effective, appropriate, competitive and tax efficient.

Approved by the Compensation Committee of the Board of Directors:

J. KENNETH LOOLOIAN, CHAIRMAN
BARBARA BELL COLEMAN
A. STEVEN CROWN
BARRON HILTON
ERIC HILTON
ROCCO MARANO

                         STOCK PRICE PERFORMANCE GRAPH

    Set forth below is a line graph comparing the cumulative total stockholder return on our common stock against the cumulative total return of the S&P 500 Index and the Dow Jones Domestic Casino Index Group for the period of one year commencing on December 31, 1998 and ending on December 31, 1999. The graph and table assume that $100 was invested on December 31, 1998 in each of the company's common stock, the S&P 500 Index, and the Dow Jones Domestic Casino Index Group, and that all dividends were reinvested. This data was furnished by Research Data Group, Inc.

                 COMPARISON OF 1 YEAR CUMULATIVE TOTAL RETURN*
                  AMONG PARK PLACE ENTERTAINMENT CORPORATION,
               THE S&P 500 INDEX, AND THE DOW JONES CASINOS INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          PARK PLACE ENTERTAINMENT CORPORATION  S & P 500  DOW JONES DOMESTIC CASINO INDEX FUND
12/31/99                               $196.08    $121.04                               $151.11
12/31/98                                  $100       $100                                  $100

------------------------

* $100 INVESTED ON 12/31/98 IN STOCK OR INDEX. INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

                                                              12/31/98   12/31/99
                                                              --------   --------
PARK PLACE ENTERTAINMENT CORPORATION........................    $100     $196.08
S&P 500 INDEX...............................................    $100     $121.04
DOW JONES DOMESTIC CASINO INDEX GROUP.......................    $100     $151.11

RELATED-PARTY TRANSACTIONS.

    Decisions concerning related-party transactions are required to be reviewed by the Audit Committee. We believe that the transactions described below are on terms at least as favorable as if obtained from non-related parties.

       LEGAL SERVICES. Clive S. Cummis, Executive Vice President, Secretary and Director, is Chairman of the New Jersey law firm Sills Cummis Radin Tischman Epstein & Gross, which law firm has and continues to provide legal services to us. While Mr. Cummis receives compensation from the law firm, he does not participate in the profits of the firm. The fees paid by Park Place to the law firm did not exceed 5% of the firm's gross revenues for its last full fiscal year.

       CHANGE IN CONTROL AND EMPLOYMENT ARRANGEMENTS. Lyle Berman, a director of Park Place whose term expires at this annual meeting and who has not been nominated for re-election, is the former Chairman of the Board of Grand Casinos, Inc., which was merged with Park Place on December 31, 1998. Mr. Berman was a party to an employment agreement with Grand which contained "change of control" provisions. These provisions were triggered at the time of the merger and Grand was required to:

           - pay him up to three years of his then current base salary;

           - pay him any outstanding incentive compensation to which he would otherwise be entitled in the absence of the termination or resignation; and

           - continue to provide various employee benefits to which he would otherwise be entitled for an additional year.

       The "change of control" provisions also provided for a two year period in which Mr. Berman could exercise any outstanding options to purchase common stock. For purposes of Mr. Berman's agreement, a "change of control" occurred by reason of the merger and we paid Mr. Berman $1,895,833 on January 4, 1999. We also paid Mr. Berman a consulting fee of $200,000 in 1999.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    To our knowledge, based solely upon a review of the reports furnished to us and written representations by our reporting directors, executive officers, and owners of more than ten percent of our equity securities that no other reports were required, all reports required to be filed with the Securities and Exchange Commission under Section 16(a) were timely filed.

APPRAISAL RIGHTS

    None of the proposals to be voted on at the annual meeting creates a right of appraisal under Delaware law. A vote "FOR" or "AGAINST" any of the proposals presented herein will only affect the outcome of that proposal.

EXPENSES OF PROXY SOLICITATION

    The expenses of making this solicitation consist of the costs of preparing, printing, and mailing the proxies and Proxy Statements, the costs of the telephone and website administration, and the charges and expenses of brokerage houses, proxy solicitors, nominees or fiduciaries for forwarding such documents to security owners. Our Proxy Solicitor is McKenzie Partners and the compensation to be paid for its services will be approximately $9500. These are the only contemplated expenses of this solicitation and they will be paid by the company.

INDEPENDENT PUBLIC ACCOUNTANTS

    Our independent accountants are Arthur Andersen LLP. Arthur Andersen has audited our financial statements since our inception in 1998, and served as Hilton Hotel Corporation's auditors prior to the spin-off of its gaming assets to Park Place. Arthur Andersen is expected to have a representative present at the annual meeting who will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. We have not yet formally engaged an accountant to audit our financial statements for the year ending December 31, 2000. We have solicited proposals from several international auditing firms and are in the process of evaluating them.

NEXT ANNUAL MEETING

    Any stockholder intending to submit a proposal for inclusion in the Proxy Statement for the 2001 annual meeting must meet the eligibility and other criteria required under Rule 14a-8 of the Securities and Exchange Act of 1934, as amended. The proposal must be received by our Secretary, Clive S. Cummis, no later than December 8, 2000. In addition, written notice of stockholder proposals (other than proposals submitted to the company for inclusion in the proxy material) for consideration at the annual meeting to be held in 2001 must be received by the company no earlier than February 10, 2001 and no later than March 2, 2001 in order to be considered timely. In the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of this year's meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the company.

OTHER BUSINESS

    The Board of Directors knows of no other business which will be presented for action by the stockholders at this annual meeting. However, if any business other than that set forth in this Notice and Proxy Statement should be presented at the annual meeting, the proxies named on the enclosed proxy card will use their discretion to vote all proxies in accordance with their best judgment.

    PARK PLACE ENTERTAINMENT CORPORATION'S 1999 ANNUAL REPORT TO STOCKHOLDERS, INCLUDING FINANCIAL STATEMENTS FOR THE PERIOD ENDED DECEMBER 31, 1999, ACCOMPANIES THESE PROXY MATERIALS. ALL ARE BEING MAILED TO STOCKHOLDERS OF RECORD AS OF MARCH 17, 2000 ON THIS 31ST DAY OF MARCH, 2000.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Clive S. Cummis

                                          CLIVE S. CUMMIS,
                                          SECRETARY

                                   EXHIBIT A
          [ITEMS IN BRACKETS ARE DELETED] ITEMS UNDERLINED ARE ADDED.
                      PARK PLACE ENTERTAINMENT CORPORATION
                  1998 INDEPENDENT DIRECTOR STOCK OPTION PLAN

SECTION 1.  PURPOSE; DEFINITIONS

    The purpose of the Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating non-employee directors and to provide the Corporation and its subsidiaries with a stock plan providing incentives more directly linked to the profitability of the Corporation's businesses and increases in shareholder value.

    For purposes of the Plan, the following terms are defined as set forth below:

    (a) "AFFILIATE" means a corporation or other entity controlled by the Corporation and designated by the Board from time to time as such.

    (b) "BOARD" means the Board of Directors of the Corporation.

    (c) "CHANGE IN CONTROL" MEANS the happening of any of the following events:

        (i) An acquisition by any individual, entity or group (within the me OF
    Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
    Act) of 20% or more of either (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation common stock") or
    (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities") (a "Control Purchase); excluding, however, the following: (1) Any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) Any acquisition by the Corporation, (3) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, (4) Any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subparagraph (iii) of this definition, or (5) Any acquisition by Barron Hilton, the Charitable Remainder Unitrust created by Barron Hilton to receive shares from the Estate of Conrad N. Hilton, or the Conrad N. Hilton Fund; or

        (ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a- 11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board (a "Board Change"); or

       (iii) The approval by the stockholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation ("Corporate Transaction"); excluding however, such a Corporate Transaction pursuant to which

    (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation common stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation common stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

        (iv) The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

    (d) "CHANGE IN CONTROL PRICE" means the higher of (i) the highest reported sales price, regular way, of a share of common stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of common stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of a Stock Option which (A) is subject to Section 16(b) of the Exchange Act and (B) was granted within 240 days of the Change in Control, then the Change in Control Price for such Stock Option shall be the Fair Market Value of the common stock on the date such Stock Option is exercised or deemed exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

    (e) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

    (f) "COMMISSION" means the Securities and Exchange Commission or any successor agency.

    (g) "COMMON STOCK" means common stock, par value $.01 per share, of the Corporation.

    (h) "CORPORATION" means Park Place Entertainment Corporation, a Delaware corporation.

    (i) "DIRECTOR" means a member of the Board.

    (j) "DISABILITY" means permanent and total disability as determined under procedures established by the Board for purposes of the Plan.

    (k) "DISTRIBUTION" means the distribution to the holders of the outstanding shares of Hilton common stock, on a one-for-one basis, of all of the outstanding shares of common stock.

    (1) "EMPLOYEE" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Corporation or of any corporation which is a subsidiary of the Corporation.

    (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

    (n) "FAIR MARKET VALUE" means, as of any given date, the mean between the highest and lowest reported sales prices of the common stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the common stock is listed or on NASDAQ. If there is no regular public trading market for such common stock, the Fair Market Value of the common stock shall be determined by the Board in good faith.

    (o) "HILTON" means Hilton Hotels Corporation, a Delaware corporation.

    (p) "HILTON COMMON STOCK" means common stock, par value $2.50 per share, of Hilton.

    (q) "INDEPENDENT DIRECTOR" means a member of the Board who is not an Employee.

    (r) "PLAN" means the Park Place Entertainment Corporation 1998 Independent Director Stock Option Plan, as set forth herein and as hereinafter amended from time to time.

    (s) "RETIREMENT" means retirement from service as a Director at or after age 65.

    (t) "RULE 16B-3" means Rule 16b-3, as promulgated by the Commission under
Section 16(b) of the Exchange Act, as amended from time to time.

    (u) "STOCK OPTION" means a non-qualified option to purchase common stock granted under Section 5.

    (v) "TERMINATION OF DIRECTORSHIP" means the time when an optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or Retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

    In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2.  ADMINISTRATION

    The Plan shall be administered by the full Board, acting by a majority of its members then in office.

    The Board shall have plenary authority to grant Stock Options pursuant to the terms of the Plan to Independent Directors.

    Among other things, the Board shall have the authority, subject to the terms of the Plan to:

    (a) Determine the terms and conditions of any Stock Option granted hereunder (subject to the terms and conditions of the Plan), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Corporation or any subsidiary or Affiliate) and any forfeiture waiver regarding any Stock Option and the shares of common stock relating thereto, in accordance with the terms of the Plan;

    (b) Modify, amend or adjust the terms and conditions of any Stock Option, at any time or from time to time;

    (c) Determine to what extent and under what circumstances common stock and other amounts payable with respect to a Stock Option shall be deferred; and

    The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Stock Option, issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

    The Board may act only by a majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Corporation the authority to make decisions pursuant to paragraphs (c), (f), (g), (h) and
(i) of Section 5 (provided that no such delegation may be made that would cause Stock Options or other transactions under the Plan to cease to be exempt from
Section 16(b) of the Exchange Act) and (ii) authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Board.

    Any determination made by the Board or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Stock Option shall be made in the sole discretion of the Board or such delegate at the time of the grant of the Stock Option or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Board or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3.  COMMON STOCK SUBJECT TO PLAN

    The total number of shares of common stock reserved and available for grant under the Plan shall be [65,000] 600,000. Shares subject to a Stock Option under the Plan may be authorized and unissued shares or may be treasury shares.

    If any Stock Option terminates without being exercised, shares subject to such Stock Option shall again be available for distribution in connection with Stock Options under the Plan.

    In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation, the Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options, in the number and kind of shares subject to other outstanding Stock Options granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Stock Option shall always be a whole number.

SECTION 4.  ELIGIBILITY

    Except as provided in Section 10, Independent Directors are eligible to be granted Stock Options under the Plan.

SECTION 5.  STOCK OPTIONS

    No Stock Option granted under the Plan shall constitute an "incentive stock option" under Section 422 of the Code. Any Stock Option granted under the Plan shall be in such form as the Board may from time to time approve.

    DURING THE TERM OF THE PLAN, EACH PERSON WHO IS AN INDEPENDENT DIRECTOR AS OF THE EFFECTIVE DATE OF THE APPROVAL OF THE AMENDED PLAN SHALL BE AUTOMATICALLY GRANTED A STOCK OPTION TO PURCHASE FIFTY THOUSAND (50,000) SHARES OF COMMON STOCK (SUBJECT TO ADJUSTMENT AS PROVIDED HEREIN) ON SUCH EFFECTIVE DATE. DURING THE TERM OF THE PLAN, EACH PERSON WHO IS INITIALLY ELECTED TO THE BOARD AS AN INDEPENDENT DIRECTOR AFTER THE EFFECTIVE DATE OF THE APPROVAL OF THE AMENDED PLAN, SHALL BE AUTOMATICALLY GRANTED A STOCK OPTION TO PURCHASE FIFTY THOUSAND (50,000) SHARES OF COMMON STOCK (SUBJECT TO ADJUSTMENT AS PROVIDED HEREIN) ON THE DATE OF SUCH INITIAL ELECTION.

    [DURING THE TERM OF THE PLAN, EACH PERSON WHO IS AN INDEPENDENT DIRECTOR AS OF THE EFFECTIVE DATE OF THE DISTRIBUTION AUTOMATICALLY SHALL BE GRANTED (I) A STOCK OPTION TO PURCHASE TWO THOUSAND (2,000) SHARES OF COMMON STOCK (SUBJECT TO ADJUSTMENT AS PROVIDED HEREIN) ON SUCH EFFECTIVE DATE, AND (II) A STOCK OPTION TO PURCHASE TWO THOUSAND (2,000) SHARES OF COMMON STOCK (SUBJECT TO ADJUSTMENT AS PROVIDED HEREIN) ON THE DATE OF EACH ANNUAL MEETING OF STOCKHOLDERS AFTER SUCH EFFECTIVE DATE, FOR SO LONG AS SUCH PERSON REMAINS AN INDEPENDENT DIRECTOR. DURING THE TERM OF THE PLAN, EACH PERSON WHO IS INITIALLY ELECTED TO THE BOARD AFTER THE EFFECTIVE DATE OF THE DISTRIBUTION AND WHO IS AN INDEPENDENT DIRECTOR AT THE TIME OF SUCH INITIAL ELECTION AUTOMATICALLY SHALL BE GRANTED (I) A STOCK OPTION TO PURCHASE TWO THOUSAND (2,000) SHARES OF COMMON STOCK (SUBJECT TO ADJUSTMENT AS PROVIDED HEREIN) ON THE DATE OF SUCH INITIAL ELECTION, AND (II) A STOCK OPTION TO PURCHASE TWO THOUSAND (2,000) SHARES OF COMMON STOCK (SUBJECT TO ADJUSTMENT AS PROVIDED HEREIN) ON THE DATE OF EACH ANNUAL MEETING OF STOCKHOLDERS AFTER SUCH INITIAL ELECTION FOR SO LONG AS SUCH PERSON REMAINS AN INDEPENDENT DIRECTOR. ALL OF THE FOREGOING STOCK OPTION GRANTS AUTHORIZED BY THIS SECTION 5 ARE SUBJECT TO APPROVAL OF THE PLAN BY THE HILTON STOCKHOLDERS IN ACCORDANCE WITH SECTION 9.]

    Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. The grant of a Stock Option shall occur on the dates specified above. The Corporation shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Corporation to the participant. Such agreement or agreements shall become effective upon execution by the Corporation and the participant.

    Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Board shall deem desirable:

    (a) OPTION PRICE. The option price per share of common stock purchasable under a Stock Option shall equal 100% of the Fair Market Value of the common stock subject to the Stock Option on the date of grant.

    (b) OPTION TERM. The term of each Stock Option shall be 10 years from the date such Stock Option is granted, without variation or acceleration hereunder, but subject to paragraphs (f), (g), (h) and (i) of this Section 5, and no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.

    (C)_VESTING AND EXERCISABILITY. EXCEPT AS OTHERWISE PROVIDED HEREIN, EACH STOCK OPTION TO PURCHASE 50,000 SHARES SHALL BECOME FULLY VESTED AND EXERCISABLE OVER A FOUR-YEAR PERIOD FROM AND AFTER THE DATE ON WHICH SUCH STOCK OPTION IS GRANTED, AS FOLLOWS: 20% ON THE DATE OF THE GRANT, 20% ON THE FIRST ANNIVERSARY OF THE GRANT, 20% ON THE SECOND ANNIVERSARY OF THE GRANT, 20% ON THE THIRD ANNIVERSARY OF THE GRANT, AND 20% ON THE FOURTH ANNIVERSARY OF THE GRANT, FOR SUCH PERIOD AS THE PERSON REMAINS IN OFFICE AS AN INDEPENDENT DIRECTOR.

    [(C) EXERCISABILITY. EXCEPT AS OTHERWISE PROVIDED HEREIN, STOCK OPTIONS SHALL BE EXERCISABLE FROM AND AFTER THE DATE ON WHICH SUCH STOCK OPTION IS GRANTED.]

    (d) METHOD OF EXERCISE. Subject to the provisions of this Section 5, VESTED Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares of common stock subject to the Stock Option to be purchased.

    Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Board may accept. Payment, in full or in part, may also be made in the form of unrestricted common stock already owned by the optionee of the same class as the common stock subject to the Stock Option (based on the Fair Market Value of the common stock on the date the Stock Option is exercised).

    Payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price, and, if requested, by the amount of any Federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage turns.

    No shares of common stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Corporation holding the class or series of common stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 8(a).

    (e) NONTRANSFERABILITY OF STOCK OPTIONS. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended) whether directly or indirectly or by means of a trust or partnership or otherwise, under the applicable option agreement. All Stock Options shall be exercisable, subject to the terms of this Plan, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee or its alternative payee pursuant to such qualified domestic relations order, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

    (f) TERMINATION BY DEATH. Unless otherwise determined by the Board, if an optionee's directorship terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable, for a period of one year (or such other period as the Board may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

    (g) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Board, if an optionee's directorship terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, for a period of one year (or such other period as the Board may specify in the option agreement) from the date of such termination of directorship or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

    (h) TERMINATION BY REASON OF RETIREMENT. Unless otherwise determined by the Board, if an optionee's directorship terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, for a period of two years (or such other period as the Board may specify in the option agreement) from the date of such termination of directorship or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

    (i) OTHER TERMINATION. Unless otherwise determined by the Board: (A) if an optionee incurs a Termination of Directorship, other than by death, Disability or Retirement, all Stock Options held by such optionee shall thereupon terminate; and (B) if an optionee incurs a Termination of Directorship for any reason other than death, Disability or Retirement, any Stock Option held by such optionee, to the extent then exercisable, may be exercised, for the lesser of three months from the date of such Termination of Directorship or the balance of such Stock Option's term; provided, however, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, if an optionee incurs a Termination of Directorship at or after a Change in Control, other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of (1) six months and one day from the date of such Termination of Directorship, and (2) the balance of such Stock Option's term.

    (j) CHANGE IN CONTROL CASH-OUT. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Board shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of common stock being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of common stock on the date of such election shall exceed the exercise price per share of common stock under the Stock Option (the "Spread") multiplied by the number of shares of common stock granted under the Stock Option as to which the right granted under this Section 5(j) shall have been exercised; provided, however, that if the Change in Control is within six months of the date of grant of a particular Stock Option and is subject to Section 16(b) of the Exchange Act no such election shall be made by such optionee with respect to such Stock Option prior to six months from the date of grant. However, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of a Stock Option and is subject to Section 16(b) of the Exchange Act, such Stock Option shall be canceled in exchange for a cash payment to the optionee, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of common stock granted under the Stock Option. Notwithstanding the foregoing, if any right granted pursuant to this Section 5(j) would make a Change in Control transaction ineligible for pooling of interests accounting under APB No. 16 that but for this Section 5(j) would otherwise be eligible for such accounting treatment, the Board shall have the ability to substitute the cash payable pursuant to this Section 5(j) with Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

SECTION 6.  TERM, AMENDMENT AND TERMINATION

    The Plan will terminate 10 years after the effective date of the Plan. Under the Plan, Stock Options outstanding as of such date shall not be affected or impaired by the termination of the Plan.

    The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option theretofore granted without the optionee's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Corporation's stockholders (i) if such amendment would increase the limit imposed under Section 3 on the maximum number of shares of common stock reserved and available for grant under the Plan, or (ii) to the extent such approval is required by law or agreement.

    The Board may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Stock Option to qualify for the exemption provided by Rule 16b-3.

    Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Stock Options which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 7.  UNFUNDED STATUS OF PLAN

    It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver common stock or make payments; provided, however, that unless the Board otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 8.  GENERAL PROVISIONS

    (a) The Board may require each person purchasing or receiving shares pursuant to a Stock Option to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer.

    Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of common stock under the Plan prior to fulfillment of all of the following conditions:

        (i) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the common stock;

        (ii) Any registration or other qualification of such shares of the Corporation under any state or Federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

       (iii) Obtaining any other consent, approval, or permit from any state or Federal governmental agency which the Board shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

    (b) Nothing contained in the Plan shall prevent the Corporation or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees or Directors.

    (c) Adoption of the Plan shall not confer upon any Independent Director any right to continue to serve as a Director, nor shall it interfere in any way with the right of the Corporation to terminate the directorship of any Independent Director at any time.

    (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any Stock Option under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Board regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Board may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with common stock.

    (e) The Board shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

    (f) The Plan and all Stock Options granted and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 9.  EFFECTIVE DATE OF PLAN

    The Plan shall be effective ON DECEMBER 31, 1998. [AS OF THE EFFECTIVE DATE OF THE DISTRIBUTION, PROVIDED THAT IT IS APPROVED BY AT LEAST A MAJORITY OF THE SHARES VOTED OF HILTON COMMON STOCK AT THE SPECIAL MEETING OF HILTON STOCKHOLDERS WITH RESPECT TO THE DISTRIBUTION AND OTHER RELATED MATTERS.] THE AMENDMENTS TO THIS PLAN SHALL BE EFFECTIVE AS OF THE DATE OF THE STOCKHOLDER MEETING APPROVING THE AMENDMENTS.

SECTION 10.  PROVISIONS REGARDING THE DISTRIBUTION

    (a) Concurrently with the Distribution, the Corporation and Hilton are entering into that certain Employee Benefits and Other Employment Matters Allocation Agreement, dated as of the date of the Distribution (the "Benefits Allocation Agreement"), which provides for the Corporation and Hilton to allocate the responsibilities with respect to certain matters relating to employees and employee compensation, benefits, labor and other employment matters. Concurrently with the Distribution and pursuant to the terms of the Benefits Allocation Agreement all outstanding options to purchase Hilton common stock granted under the Hilton 1997 Independent Director Stock Option Plan (each, a "Hilton Director Option") shall be adjusted (the "Option Adjustment") to represent options to purchase an equivalent-number of shares of Hilton common stock (each adjusted option to purchase Hilton common stock, an "Adjusted Hilton Option") and shares of the Corporation's common stock (each adjusted option to purchase the Corporation's common stock, an "Adjusted Park Place Option"). Pursuant to the Option Adjustment, the intrinsic value of the Hilton Director Options immediately prior to the Distribution shall be preserved immediately after the Distribution, and the exercise price of the Hilton Director Options shall be allocated between the Adjusted Hilton Options and the Adjusted Park Place Options based upon the relative values of Hilton common stock and the Corporation's common stock on the date of the Distribution, all as determined by Hilton.

    (b) Following the date of the Option Adjustment, all Adjusted Park Place Options which were issued as a result of Hilton Director Options shall be subject to the terms of this Plan and the applicable option agreement and all Adjusted Hilton Options which were issued as a result of Hilton Director Options shall be subject to the terms of the Hilton 1997 Independent Director Stock Option Plan and any applicable option agreement.

    (c) For purposes of this Plan, with respect to Adjusted Park Place Options held by members of the Board of Directors of Hilton (the "Hilton Board") as a result of the Option Adjustment, references to directorship or termination of directorship in this Plan and in the applicable option agreement shall be deemed to refer to directorship or termination of directorship on the Hilton Board.

                                   EXHIBIT B

                      PARK PLACE ENTERTAINMENT CORPORATION
                            EXECUTIVE INCENTIVE PLAN

SECTION 1. PURPOSE

1.1 This Executive Incentive Plan (the "Plan") is designed to reward executive officers of Park Place Entertainment Corporation (the "Company") for achieving corporate performance objectives. The Plan is intended to provide an incentive for superior work and to motivate participating officers toward even higher achievement and business results, to tie their goals and interests to those of the Company and its stockholders, and to enable the Company to attract and retain highly qualified executive officers. The Plan is also intended to secure the deductibility of certain incentive compensation payable to the Company's Chief Executive Officer and the four (4) other highest compensated executive officers serving at fiscal-year end (collectively, the "Covered Executives") whose compensation is required to be reported in the Company's Proxy Statement. Compensation payable hereunder to such persons is intended to qualify as "performance-based compensation" as described in
Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), except as provided in Section 5.2 or 5.3.

SECTION 2. ELIGIBILITY AND PARTICIPATION

2.1 Only the Company's Chief Executive Officer and the four (4) most highly compensated executive officers of the Company are eligible to participate in the Plan. At the time performance objectives are established for a "Performance Period", as defined below, the Compensation Committee (the "Committee") of the Company's Board of Directors (the "Board") will designate which executive officers among those who may be eligible to participate in the Plan will in fact be participants for such Performance Period.

SECTION 3. PERFORMANCE PERIODS AND PERFORMANCE OBJECTIVES

3.1 The Committee will establish the performance period (the "Performance Period") with respect to which incentive compensation may be payable under the Plan, which period may be up to one year or more than one year.

3.2 For each incentive award to a Covered Executive, the Committee will establish in writing, with respect to each Performance Period, one or more performance goals, a specific target objective or objectives with respect to such performance goals, and an objective computation formula or schedule for determining the amount of incentive compensation potentially payable to the participant under the Plan if the performance goals are attained. The Committee shall select a Covered Executive for participation and determine matters under this Section 3.2 not later than the 90th day of the Performance Period and in no event after 25% of the Performance Period has elapsed.

3.3 Performance goals for incentive awards to Covered Executives will be based upon one or more of the following business criteria for the Company as a whole, or any of its subsidiaries, operating divisions, or other business units on an absolute or relative basis: (1) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (2) earnings per common share (basic or diluted); (3) return on assets (gross or net), return on investment, return on capital, or return on equity; (4) return on revenues; (5) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital;
(6) economic value created; (7) operating margin or profit margin; (8) stock price or total stockholder return; (9) cost targets, reductions and savings, productivity and efficiencies; and (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. In addition, and provided such is consistent with the goal of providing for deductibility under the Code, performance goals for incentive awards to Covered Executives may be based upon a participant's attainment of personal professional objectives. Such objectives may include any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, and the development of long-term business goals. Measuring the performance of the Company or a participant's against these performance goals established by the Committee will be objectively determinable. In addition, unless otherwise determined by the Committee at the time the performance goals are established, performance will be determined (to the extent applicable) according to generally accepted accounting principles ("GAAP") in existence on the date on which the performance goals are established and without regard to any changes in such principles after such date.

3.4 The Committee may establish an incentive award pool, which shall be a hypothetical unfunded pool, for purposes of measuring performance of the Company in connection with incentive awards. The amount of such incentive award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 3.3 during the given Performance Period. The Committee may specify the amount of the incentive award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria. The portion of the incentive award pool potentially payable to each Covered Executive shall be pre-established by the Committee in accordance with Section 3.2.

SECTION 4. DETERMINATION OF AMOUNTS EARNED UNDER INCENTIVE AWARDS; PER-PERSON
           LIMITATIONS

4.1 Promptly after the end of each Performance Period, the Committee will determine and certify in writing, in a manner conforming to applicable regulations under Code Section 162(m), the extent to which the performance goals applicable to the participant's incentive award have been achieved for such Performance Period and other material terms of the incentive award have been satisfied. In particular, the Committee will calculate the amount earned and potentially payable in respect of each participant's incentive award for such Performance Period based upon achievement of the performance goals and objectives, in accordance with the computation formulae or schedule for such incentive award. With respect to a Covered Executive, the Committee will have no discretion to increase the amount earned as an incentive award under this Plan after applying the computation formulae or schedule, but the Committee may reduce the amount of, or totally eliminate, such incentive award if the Committee determines, in its absolute and sole discretion, that such a reduction or elimination is appropriate in order to reflect the participant's performance or any other factor deemed relevant by the Committee. The Committee may exercise its discretion under this Section 4.1 at any time, including at the time the incentive award terms are established (by specifying circumstances in which the payout amount will be reduced) or thereafter.

4.2 The maximum amount that may be earned under the Plan by a Covered Executive during any calendar year shall be equal to five times the participant's annual base salary as in effect on the first day of the fiscal year. For purposes of this Section 4.2, "earned" means satisfying performance goals so that an amount becomes potentially payable hereunder, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition.

SECTION 5. PAYMENT OF INCENTIVE AWARDS

5.1 An incentive award will become payable by the Company to a participant, or to the participant's estate in the event of his or her death, at such time as the Committee may specify, but, except as provided under Section 5.2 or 5.3, in no event before the time the Committee has adopted the written certification specified in Section 4.1.

5.2 The Committee may specify whether and the extent to which an incentive award will remain outstanding and, if earned, become payable in the event of termination of a participant's employment by the Company and its subsidiaries prior to the time the incentive award would have become payable under
Section 5.1. If the Committee does not determine otherwise, an incentive award that would otherwise be payable to a participant who is not employed by the Company or one of its subsidiaries on the last day of a Performance Period will be paid on a prorated basis after completion of the Performance Period (with the portion not payable being forfeited), or paid, as follows: (a) resignation due to disability--award prorated based upon the length of active service during Performance Period; (b) retirement in accordance with Company's retirement policies--award prorated based upon the length of active service during Performance Period; (c) voluntary termination--award forfeited; (d) involuntary termination--award prorated based upon length of active service during Performance Period,; (e) resignation pursuant to mutual written agreement--award prorated based upon length of active service during Performance Period;
(e) death of participant--prorated based upon length of active service during Performance Period. In addition, if the Committee does not determine otherwise, if a participant takes a leave of absence during a Performance Period, any amount payable under his or her incentive award will be prorated based upon length of active service during Performance Period. The foregoing notwithstanding, the Committee may determine, in its discretion, to pay an incentive award in whole or in part upon the death or disability of the participant.

5.3 The Committee may specify whether and the extent to which an incentive award will be deemed earned and will be paid out in the event of a Change in Control of the Company. In the case of a Covered Executive, an incentive award may become payable upon a Change in Control and prior to the end of the Performance Period only if and to the extent specified at the time of grant. For this purpose, the term "Change in Control" shall have the meaning defined in the Company's 1998 Stock Incentive Plan, unless otherwise determined by the Committee.

SECTION 6. OTHER TERMS AND CONDITIONS

6.1 No incentive award will be paid out under the Plan unless and until the material terms (within the meaning of Code Section 162(m)(4)(C) of the Code) of the Plan, including the business criteria described in Section 3.3 of the Plan, are disclosed to the Company's stockholders and are approved by the stockholders by a majority of votes cast in person or by proxy (including abstentions to the extent abstentions are counted as voting under applicable state law).

6.2 The Committee may impose any terms and conditions on an incentive award, not inconsistent with the Plan, as it may determine in its discretion. Thus, the Committee may specify that an incentive award will be paid out in cash or partially or wholly in the form of shares or share-based awards, but only if the shares or awards are authorized under the 1998 Employee Stock Incentive Plan or another plan of the Company authorizing issuance of shares or share-based awards for employees. Any such payout in the form of shares or share-based awards shall be subject to the approval of any committee or other administrator with authority to make grants under such other plan. In converting a cash-denominated amount of incentive compensation into such shares or share-based awards, the shares or share-based awards shall be valued based upon the fair market value of shares without regard to any restrictions on transferability, risk of forfeiture, or other terms and conditions applicable to the shares or share-based awards, except that options may be valued based on a reasonable valuation model approved by the Committee. In addition, the Committee may require that payment of incentive awards be deferred or permit participants to elect to defer payout of incentive awards, provided that such arrangements will be implemented in such way so that compensation that is otherwise deductible will not become non-deductible under Code Section 162(m). Terms and conditions imposed by the Committee also may include obligations with respect to non-competition and confidentiality, including obligations to forfeit a prior payment relating to an award if the participant fails to perform such obligations during a specified period of time after such payment has been made.

6.3 The Committee is authorized to make adjustments in the performance goals and other terms and conditions of incentive awards in recognition of unusual or nonrecurring events (including, without limitation, extraordinary corporate events as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or affiliate or other business unit, or the financial statements of the Company or any subsidiary or affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized in respect of an incentive award granted to a Covered Executive if and to the extent that the existence of authority to make such an adjustment would cause the incentive award to fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

6.4 No person will have any legal claim to be granted an award under the Plan and the Committee will have no obligation to treat participants uniformly. Except as otherwise may be required by law, incentive awards under the Plan will not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary. Incentive awards under the Plan will be payable from the general assets of the Company, and no participant will have any claim with respect to any specific assets of the Company.

6.5 Neither the Plan nor any action taken under the Plan will be construed as giving any employee the right to be retained in the employ of the Company or any subsidiary or to maintain any participant's compensation at any level.

6.6 The Company or any of its subsidiaries may deduct from any award any applicable withholding taxes or any amounts owed by the employee to the Company or any of its subsidiaries.

6.7 Neither the adoption of the Plan by the Committee, its submission to the stockholders of the Company for approval, nor the granting or payment of any incentive award hereunder shall be construed as creating any limitations on the power of the Committee to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements which may be either applicable generally or only in specific cases.

SECTION 7. ADMINISTRATION

7.1 The Plan shall be administered by a committee of two or more directors of the Company designated by the Committee. Directors appointed or serving as members of the Committee shall not be employees of the Company or any subsidiary or affiliate. In appointing members of the Committee, the Board will consider whether a member is or will be an "outside director" as defined in Treasury Regulation 1.162-27(e) under Code Section 162(m), but no action of the Committee shall be barred or rendered invalid solely because one or more members of the Committee did not qualify as an "outside director" at the time such action was taken. At any time that a member of the Committee is not an "outside director," any action of the Committee relating to an incentive award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee, composed solely of two or more "outside directors." Such action of a subcommittee shall be the action of the Committee for purposes of the Plan. Unless it determines otherwise, the Compensation Committee will constitute the Committee hereunder.

7.2 The Committee will have full power and authority to administer and interpret the provisions of the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such administrative functions as the Committee may determine, to the extent that such delegation will not cause incentive awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify.

7.3 The Committee will hold its meetings at such times and places as it may determine, will keep minutes of its meetings and will adopt, amend and revoke such rules or procedures as it may deem proper; provided, however, that it may take action only upon the agreement of a majority of the whole Committee. Any action that the Committee will take through a written instrument signed by a majority of its members will be as effective as though it had been taken at a meeting duly called and held. The Committee will report all actions taken by it to the Board as they relate to this Plan.

7.4 The Committee is entitled to rely on opinions, reports or statements of officers or employees of the Company and of Company counsel (inside or retained counsel), public accountants and other professional or expert persons.

7.5 It is the intent of the Company that compensation under the Plan to Covered Executives shall constitute qualified "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the provisions of the Plan, including the definitions of Covered Executive and other terms used herein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. If any provision of the Plan or any document relating to an incentive award to a Covered Executive does not comply or is inconsistent with the requirements of Code
Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such incentive award upon attainment of the applicable performance objectives.

7.6 The Committee reserves the right to amend or terminate the Plan in whole or in part at any time. Unless otherwise prohibited by applicable law, any amendment required to conform the Plan to the requirements of Code
Section 162(m) may be made by the Committee. No amendment may be made which materially broadens the class of individuals who are eligible to participate in the Plan, materially changes the performance criteria specified in Section 3.3 or increases the maximum amount payable as an incentive award to any participant as specified in Section 4.2 without stockholder approval of such amendment prior to a payout that could not have been authorized but for such amendment; provided, however, that, if stockholder approval of any such amendment is not required in order for incentive awards paid to Covered Executives to constitute qualified performance-based compensation under Section 162(m) of the Code, then such approval will not be required.

7.7 No member of the Committee will be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company will indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith or such indemnification is otherwise prohibited by law.

7.8 The place of administration of the Plan will be in the State of Nevada. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan and incentive awards hereunder, will be determined solely in accordance with the laws of the State of Nevada, without regard to principles of conflicts of laws.

                                    [LOGO]

-------------------------------------------------------------------------------

PARK PLACE ENTERTAINMENT CORPORATION
3930 HOWARD HUGHES PARKWAY
LAS VEGAS, NEVADA 89109                      PROXY CARD AND VOTING INSTRUCTIONS

-------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

By signing and returning this proxy, you appoint Wesley Allison and Anthony Brolick, and each of them, with full power of substitution, to vote your shares at the Annual Meeting of Stockholders to be held on May 12, 2000, at 10:00 A.M. (or any adjournments thereof) at the following location:

                            Paris Las Vegas Resort
                            3655 So. Las Vegas Blvd.
                            Las Vegas, Nevada 89109


                   SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

                                                             COMPANY #
                                                                      ---------
                                                             CONTROL #
                                                                      ---------


THERE ARE THREE QUICK AND EASY WAYS TO VOTE YOUR PROXY:

     VOTES BY PHONE       TOLL FREE 1-800-240-6326

          -- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 11, 2000.

          -- You will be asked to enter your 3-digit COMPANY number and your personal 7-digit CONTROL number, which are located above.

          --  Follow the simple instructions.

     VOTES BY INTERNET    http://www.eproxy.com/ppe/

          -- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 11, 2000.

          -- You will be asked to enter your 3-digit COMPANY number and your personal 7-digit CONTROL number, which are located above.

          -- Follow the simple instructions to obtain your records, create your ballot, and e-mail it to us.

     VOTE BY MAIL

          -- Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Park Place Entertainment Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.


                  IF YOU HAVE VOTED BY TELEPHONE OR INTERNET,
                      PLEASE DO NOT MAIL YOUR PROXY CARD.


                             PLEASE DETACH HERE
-------------------------------------------------------------------------------



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3

1.  ELECTION OF DIRECTORS:   01 COLEMAN   02 CUMMIS  03 HILTON               /  / Vote FOR all       /  / Vote WITHHELD from
                                                                                  nominees                nominees
                                                                                  (as marked below)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE(S),
 WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                             --------------

2.  APPROVE AND RATIFY AMENDMENTS TO THE 1998 INDEPENDENT                    /  / For      /  / Against     /  / Abstain
    DIRECTOR STOCK OPTION PLAN

3.  APPROVE AND RATIFY THE EXECUTIVE INCENTIVE PLAN                          /  / For      /  / Against     /  / Abstain

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS YOU DIRECT. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE
VOTED "FOR" EACH ITEM.

Address Change?  Mark Box / /             Indicate changes below:          Date
                                                                                ---------------------------------------------------

                                                                           --------------------------------------------------------
                                                                           Signature(s) in Box

                                                                           Please sign exactly as your name appears on this proxy.
                                                                           If shares are held in joint tenancy, all joint tenants
                                                                           must sign. Trustees, administrators, etc. must include
                                                                           title and authority. Corporations must provide full
                                                                           name of Corporation and title of authorized officer
                                                                           signing.
